UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2005

Edgen Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-124543	13-3908690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road, Baton Rouge, LA		70809
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (225) 756-9868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—OTHER EVENTS

On June 16, 2005, Edgen Corporation, a Nevada corporation (the “Company”) commenced an exchange offer relating to its outstanding $105,000,000 9 7/8% Senior Secured Notes Due 2011.

On July 19, 2005, the Company issued a press release announcing that the exchange offer, which was initially scheduled to expire on July 19, 2005, has been extended until 5:00 p.m., E.S.T. on July 21, 2005.

The press release issued by the Company detailing the extended expiration date is attached as Exhibit 99.1 to this report.

Item 9.01.—FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description

99.1	Press release issued by the Company dated July 19, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN CORPORATION

Dated: July 20, 2005	By:	/s/ David L. Laxton, III

David L. Laxton, III
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company dated July 19, 2005.

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